 Exhibit 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF KOFFEE KORNER INC.

In connection with the accompanying Annual Report on Form 10-K of Koffee Korner Inc. for the year ended March 31, 2013, the undersigned, Nazneen D’Silva, President and CEO of Koffee Korner Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Annual Report on Form 10-K for the year ended March 31, 2013 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Annual Report on Form 10-K for the year ended March 31, 2013 fairly presents, in all material respects, the financial condition and results of operations of Koffee Korner Inc.

Date: June 6, 2013

/s/ Nanzeen D’Silva

Nanzeen D’Silva

Chairman, Chief Executive Officer (and

principal executive, financial officer and

principal accounting officer)